Battery Park/SM/ High Yield Fund
President's Message
Dear Shareholder:

I am pleased to present the semi-annual report for Battery Park High Yield Fund, covering the six month period from October 1, 1999 to March 31, 2000. This report begins with a discussion of the market environment and portfolio highlights by the Fund's portfolio manager, followed by a schedule of the Fund's high yield corporate bond holdings and the unaudited financial statements.

The Fund is managed by Nomura Corporate Research and Asset Management Inc., which seeks to provide you with a high total return--consisting of current income and capital appreciation--by investing in a diversified portfolio of high yield corporate bonds.

We are pleased to report that in an unfavorable environment for fixed income asset classes generally, the Fund outperformed the Merrill Lynch High Yield Master II Index.

Thank you for pursuing your financial goals in the high yield bond market through the diversification and professional management of Battery Park High Yield Fund. We look forward to keeping you up-to-date on your progress.

Sincerely,
/s/ Robert Levine, CFA
Robert Levine, CFA
Chairman and President

March 31, 2000

Battery Park/SM/ High Yield Fund
Fund Performance and Outlook

WE BELIEVE DIVERSIFICATION, INTENSIVE CREDIT RESEARCH AND PROACTIVE MANAGEMENT ARE KEY TO ACHIEVING CONSISTENT LONG-TERM TOTAL RETURNS.

Battery Park High Yield Fund's objective is to provide shareholders with high total return consisting of current income and capital appreciation. The Fund seeks to achieve its objective by investing principally in fixed income securities of U.S. companies which are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality.

MARKET ENVIRONMENT

In the beginning of this reporting period, investors were concerned that the high yield market would slow down in anticipation of potential Y2K problems in the fourth quarter of 1999. However, the high yield market showed renewed strength following a weak third quarter. Spreads tightened despite a 25 bp interest rate hike in November as investors became less concerned about potential Y2K problems and structured products created more demand in the high yield market. These factors led to a healthy positive return, which reversed the downward momentum of the third quarter.

Expectations were high as we entered the New Year as high yield investors anticipated increased demand and greater allocations to high yield funds post-Y2K liquidity fears. However, high yield mutual funds, as well as other fixed income products, experienced consistent outflows while new issuance for the first quarter continued to be relatively strong ($21 billion versus $29 billion in the first quarter of 1999, according to Chase Securities). This imbalance in supply and demand put pressure on the high yield market throughout the quarter. We believe that high yield mutual fund redemptions are a result of modest high yield returns in the last two years, combined with a rising interest rate environment. Meanwhile, attractive equity returns have brought major inflows to equity mutual funds, despite recent volatility.

The spread between the Merrill Lynch High Yield Master II Index and 10-year Treasuries widened by 132 bps in the first quarter of 2000. The last time spreads were at this level was during the global crisis of 1998. Also, the last time absolute yields were this high was at the end of 1990, when the default rate was over 10% and the economy was weak, with flat GDP growth. Currently, the economy is strong and growing at a healthy rate, and the 12-month rolling default rate ending March 31, 2000 decreased to 3.87% from a 4.05% rate for the period ending December 31, 1999, according to Donaldson, Lufkin, & Jenrette. Therefore, we believe that fundamentals are sound and that current spreads provide compelling buying opportunities.

For the six months ended March 31, 2000, 10-Year U.S. Treasuries returned 1.55%, while the high yield market returned -0.30% (according to the Merrill Lynch High Yield Master II Index). The C-rated sector outperformed the B-rated and BB-rated sectors, returning 0.80%, -0.69%, and 0.05%, respectively (according to Merrill Lynch).

PORTFOLIO HIGHLIGHTS

For the six months ended March 31, 2000, the Battery Park High Yield Fund posted a total return of 3.82% (class Y shares), outperforming the Merrill Lynch High Yield Master II Index return of negative .30%. The Fund benefited from strong performance in individual bond investments and a healthy U.S. economy. Our interests in the telecommunications and cable sectors performed well during the period and helped the Fund outperform its benchmark.

The cable sector is attractive because the companies generate very stable cash flows and post meaningful growth as they roll out new services. Additionally, merger and acquisition activity remains heated in the sector. The cable industry outperformed the high yield market over the last six months and in turn, the Fund's investments in the sector outperformed the industry. Our largest cable holding, 21st Century, was the Fund's best performing investment as it was purchased by another of our holdings, RCN Corporation. Knology bonds also performed well as the company raised $100 million in private equity and announced plans for an IPO this year. Furthermore, Telewest bonds have traded higher as the company continues to post dramatic growth.

We continue to view the telecommunications sector favorably. Over the last six months we have increased our emphasis on the wireless component of the telecommunications sector, and have reduced our exposure to wireline issuers. Continued new issuance by wireline companies have caused this portion of the telecommunications sector to underperform, while the wireless component has traded very well as most operators generate exceptional growth. We expect the number of wireless customers to double over the next four to five years as prices continue to fall and penetration approaches European levels. Our investments in wireless issuers have performed well. Airgate, a Sprint affiliate, was our second best performing bond in the Fund over the last six months as the company completed its IPO and achieved stellar results in its initial market launches. Leap Wireless, which is sponsored by Qualcomm, is a recent purchase that has traded well.

Despite the weakness of wireline issuers generally, we had several bonds that performed well. MGC Communication completed several rounds of private and public equity financing, hired a quality management team, and posted impressive results. The bonds have moved up substantially over the last six months. Nextlink has continued to display very strong revenue growth, and the bonds have also traded well. In both of these situations, strong management teams have been the differentiating factor that separates them from their peer group. Performance was negatively impacted by our investment in Rhythms NetConnections Inc., which provides high speed local access to the internet.

In our last report, we noted that we had increased our exposure to the gaming sector, which continued to perform well as companies reported favorable operating results. As spreads have tightened to reflect this improvement in operations, we have reduced exposure in this sector, taking profits and pursuing more attractive total return opportunities. The Fund continued to avoid exposure to emerging market corporate bonds and common stocks, two investment categories that some of our competition include in their high yield funds. Performance for the period was adversely affected by our investments in Advanced Stores, the country's second largest auto parts retailer and Allied Waste, a solid waste management company.

BATTERY PARK FUND'S DIVERSE PORTFOLIO

Top ten industries [%] as of March 31, 2000

Telecommunications              22.31%
Cable Television                19.80%
Oil & Gas                        7.36%
Broadcast Radio & Television     5.97%
Surface Transport                5.84%
Retailers                        5.47%
Electronics/Electric             5.34%
Business Equipment & Services    4.91%
Food/Drug Retailers              4.33%
Food Service                     3.80%

PORTFOLIO CHARACTERISTICS* AS OF MARCH 31, 2000

Modified Duration    5.64 years
Average Maturity     8.35 years
Average Rating       B
30-Day SEC Yield**
 Class A             10.11%
 Class A Net of Load 9.65%
 Class Y             10.37%

 * Portfolio characteristics exclude cash & cash equivalents which represent approximately 0.56% of the Fund as of March 31, 2000.

** The Adviser voluntarily waived management fees and absorbed expenses (please refer to note (4) of the Notes to the Financial Statements). Absent the waiver and absorption of fees, the annualized SEC yield for Class A Shares
   (NAV) would have been 8.57%, Class A Shares (net of maximum sales charge) would have been 8.17% and Class Y shares would have been 8.83% and performance returns would have been lower.

FUND QUALITY BREAKDOWN OF MARCH 31, 2000

BB                                  2%
BB-                                 3%
B+                                  7%
B                                  37%
B-                                 27%
CCC+                                8%
CCC                                 6%
Not Rated                           4%
Cash & Cash Equivalents & other     6%

MARKET AND STRATEGY
Yields and spreads are especially attractive at current levels because investors have the opportunity to invest in fundamentally sound credits in a weak technical environment. In addition, the Commerce Department recently reported 5.4% GDP growth for the first quarter of 2000, and a strong and steady GDP growth rate is expected (4.2% in 2Q00 and 5.0% for FY00(/1/)). The continued strength of the U.S. economy combined with declining default rates indicate that the high yield market will rebound. We believe that the market is being pressured by short-term technical factors and therefore presents investors with attractive buying opportunities. However, as high yield mutual fund outflows continue we are still looking for a catalyst that will turn the market around.

We will continue to evaluate carefully and select investments that we believe offer the best opportunities to maximize total returns, taking careful consideration of the changing global economy. Investors should continue to maintain a long-term outlook for their high yield investments. We believe that in light of declining default rates, and our outlook on the high yield market, investors are being amply rewarded for the risk of potential defaults. While past performance is no guarantee of future results, we

(1) 2000 estimate is based on projections provided by the Economic Research Department at Nomura Securities International, Inc. (NSI).

remain confident in our research-intensive investment strategy that has produced competitive returns.
/s/ Robert Levine
Robert Levine, CFA
Chairman and President, Battery Park Funds, Inc.
/s/ Richard Buch
Richard Buch, CFA
Portfolio Manager

ABOUT THE PORTFOLIO MANAGER

Richard A. Buch, CFA, is a Managing Director and Senior Portfolio Manager of NCRAM. He is the portfolio manager of the Battery Park High Yield Fund since the Fund's inception and other high yield accounts. He supervises NCRAM's team of credit analysts/portfolio managers. Mr. Buch was previously Senior VP and High Yield Portfolio Manager for Kidder, Peabody Asset Management, Assistant VP at Reliance Insurance, and a Senior Securities Analyst at Teachers Insurance and Annuity Association. Richard received his MBA from Cornell University in 1985 and is a member of the Association for Investment Management Research.



Risk Factors. High yield bonds, while offering greater total return potential, also possess greater risks than lower yielding higher rated bonds. Please see the Fund's Prospectus.

Class A Shares incur a maximum initial sales charge (front-end load) of 4.50% and bear annual 12b-1 fees of 25 basis points. Class A shares are available only through financial planners and securities dealers that have entered into selected dealer agreements with the Distributor. Class A shares are available to certain qualified investors and other entities without a sales charge. Please see the Fund's prospectus for more details regarding the purchase of Class A shares at NAV.

Class Y Shares are offered at net asset value without a sales charge to an investor that invests at least $1 million in the Fund or purchases through a fee-based financial planner whose clients have a current investment in the Fund aggregating at least $1 million. Class Y Shares also are offered for purchases of less than $1 million to Directors of the Fund and to retirement plans administered by the Investment Adviser or its affiliates for the benefit of employees of the Investment Adviser and/or its affiliates.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                              Battery Park                         Merrill Lynch
               Battery Park     Class A         Battery Park        High Yield
                 Class A        Shares            Class Y            Master II
                 Shares        with Load           Shares             Index*
10/96            10000            9550              10000              10000
12/96            10675           10196              10679              10346
3/97             10937           10446              10949              10439
6/97             11592           11071              11612              10962
9/97             12312           11759              12342              11441
12/97            12595           12030              12633              11719
3/98             13201           12608              13249              12067
6/98             13354           12755              13411              12255
9/98             12494           11933              12556              11741
12/98            12590           12024              12661              12065
3/99             13014           12430              13097              12286
6/99             12842           12265              12931              12365
9/99             12592           12027              12702              12201
12/99            13314           12716              13437              12368
3/00             13073           12486              13188              12165

This graph compares a $10,000 investment in the Fund, made at its inception, with a similar hypothetical investment in the Merrill Lynch High Yield Master II Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is not predicative of future performance. Investment returns and principal value may vary, and you may have a gain or loss when you sell shares. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not possible to invest in an index.

FUND PERFORMANCE

                                                                     Since
                                                                   Inception
                                                    Six     One   October 28,
AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2000***  Months** Year      1996
-----------------------------------------------------------------------------
Battery Park Class Y Shares                         3.82%   0.68%    8.40%
Battery Park Class A Shares                         3.80    0.42     8.13
Battery Park Class A Shares net of maximum sales
 charge (4.50%)                                    (0.82)  (4.08)    6.69
Merrill Lynch High Yield Master II Index*          (0.30)  (0.98)    5.89
-----------------------------------------------------------------------------

 * Merrill Lynch & Co. The Merrill Lynch High Yield Master II Index is a publicly reported unmanaged composite benchmark of the hypothetical return on investment on approximately 1,144 high yield debt securities of at least $100 million ranging in rating from Ba1 to C by Moody's Investors Service Inc., and BB+ to C by Standard & Poor's. The Index has no cash component or transaction costs and is trader priced. Approximately 10% of the Index is comprised of deferred interest bonds and pay-in-kind bonds in addition to cash pay bonds. Certain of the information contained in this presentation has been provided by Merrill Lynch. Any information sourced to Merrill Lynch & Co. has been reprinted by permission, all rights reserved. Copyright/(C)/ 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Index may not be copied, used or distributed without Merrill Lynch's prior written approval. Merrill Lynch makes no representation or warranty, express or implied, to any person including without limitation, any recipient of this presentation or any member of the public regarding the advisability of investing in securities generally or in the ability of the Index (represented in the literature) to track market performance. This presentation is not sponsored, endorsed, sold or promoted by Merrill Lynch.

 ** Not annualized.

*** Total return measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Since the inception date of the Fund, the Adviser has voluntarily waived, on an average annualized basis, management fees of 0.65% and absorbed expenses of 0.78% (of annualized net assets) in order to cap expenses at 1.25% for Class A Shares and 1.00% for Class Y Shares. Pursuant to an Expense Waiver and Reimbursement Agreement dated as of November 29, 1999, the investment adviser has agreed to the same waiver and reimbursement arrangement for the fiscal year of the Fund beginning October 1, 1999 and ending September 30, 2000. At October 1, 2000, the investment adviser may in its discretion agree to continue, modify or discontinue this waiver and reimbursement arrangement.

Battery Park/SM/ High Yield Fund
Schedule of Investments
March 31, 2000 (Unaudited)

 Principal
   Amount                                                             Value

------------------------------------------------------------------------------
 Corporate Bonds--94.35%
------------------------------------------------------------------------------
            Broadcast Radio & Television--5.97%
------------------------------------------------------------------------------
 $  750,000 Sinclair Broadcasting, Inc., 9.000%, 7/15/2007         $   671,250
------------------------------------------------------------------------------
    250,000 Young Broadcasting Corp., 11.750%, 11/15/2004              252,500
------------------------------------------------------------------------------
    250,000 Young Broadcasting, Inc., 9.000%, 1/15/2006                226,250
------------------------------------------------------------------------------
            Total                                                    1,150,000
------------------------------------------------------------------------------
            Business Equipment & Services--4.91%
------------------------------------------------------------------------------
    500,000 Buhrmann U.S. Inc., 12.250%, 11/1/2009(/1/)                510,000
------------------------------------------------------------------------------
    500,000 WESCO Distribution, Inc., 9.125%, 6/1/2008                 435,000
------------------------------------------------------------------------------
            Total                                                      945,000
------------------------------------------------------------------------------
            Cable Television--19.80%
------------------------------------------------------------------------------
    500,000 Cable Satisfaction International Inc., 12.750%,            475,000
            units, 3/1/2010(/5/)
------------------------------------------------------------------------------
    500,000 Classic Cable Inc., 10.500%, 3/1/2010(/1/)                 498,125
------------------------------------------------------------------------------
  1,000,000 Knology Holdings, 0/11.875%, 10/15/2007(/4/)               625,000
------------------------------------------------------------------------------
    500,000 Mediacom LLC, 7.875%, 2/15/2011                            435,000
------------------------------------------------------------------------------
    500,000 RCN Corp., 10.125%, 1/15/2010                              450,000
------------------------------------------------------------------------------
    900,000 TeleWest PLC, 0/11.000%, 10/1/2007(/4/)                    846,000
------------------------------------------------------------------------------
    500,000 United Pan-Europe Communications N.V., 11.250%,            482,500
            2/1/2010(/1/)
------------------------------------------------------------------------------
            Total                                                    3,811,625
------------------------------------------------------------------------------
            Chemicals/Plastics--2.14%
------------------------------------------------------------------------------
    500,000 Texas Petrochemical Corp., 11.125%, 7/1/2006               412,500
------------------------------------------------------------------------------
            Clothing/Textiles--2.43%
------------------------------------------------------------------------------
    500,000 St. John Knits International, Incorporated, 12.500%,       467,500
            7/1/2009
------------------------------------------------------------------------------
            Electronics/Electric--5.34%
------------------------------------------------------------------------------
    500,000 Amkor Technologies, Inc., 10.500%, 5/1/2009                491,250
------------------------------------------------------------------------------
    500,000 SCG Holding & Semiconductor Co., 12.000%, 8/1/2009         537,500
------------------------------------------------------------------------------
            Total                                                    1,028,750
------------------------------------------------------------------------------
            Food/Drug Retailers--4.33%
------------------------------------------------------------------------------
    900,000 Duane Reade, Inc., 9.250%, 2/15/2008                       832,500
------------------------------------------------------------------------------
            Food Service--3.80%
------------------------------------------------------------------------------
    750,000 AFC Enterprises, 10.250%, 5/15/2007                        731,250
------------------------------------------------------------------------------
            Home Furnishings--2.09%
------------------------------------------------------------------------------
    500,000 Home Interiors, 10.125%, 6/1/2008                          402,500
------------------------------------------------------------------------------
            Hotels/Motels/Inns & Casinos--2.56%
------------------------------------------------------------------------------
    500,000 Ameristar Casinos, Inc., 10.500%, 8/1/2004                 492,500
------------------------------------------------------------------------------

See Notes to the Financial Statements.

 Principal
   Amount                                                              Value

-------------------------------------------------------------------------------
 Corporate Bonds--continued
-------------------------------------------------------------------------------
            Oil & Gas--7.36%
-------------------------------------------------------------------------------
 $  500,000 Comstock Resources, Inc., 11.250%, 5/1/2007             $   487,500
-------------------------------------------------------------------------------
    500,000 Denbury Management, Inc., 9.000%, 3/1/2008                  450,000
-------------------------------------------------------------------------------
    500,000 Swift Energy Co., 10.250%, 8/1/2009                         480,000
-------------------------------------------------------------------------------
            Total                                                     1,417,500
-------------------------------------------------------------------------------
            Retailers--5.47%
-------------------------------------------------------------------------------
    750,000 Advance Stores Co., Inc., 10.250%, 4/15/2008                596,250
-------------------------------------------------------------------------------
    500,000 Group 1 Automotive, Inc., 10.875%, 3/1/2009                 457,500
-------------------------------------------------------------------------------
            Total                                                     1,053,750
-------------------------------------------------------------------------------
            Surface Transport--5.84%
-------------------------------------------------------------------------------
    650,000 Avis Group Holdings, Inc., 11.000%, 5/1/2009                648,375
-------------------------------------------------------------------------------
    500,000 Motor Coach Industries International, Inc., 11.250%,        475,000
            5/1/2009
-------------------------------------------------------------------------------
            Total                                                     1,123,375
-------------------------------------------------------------------------------
            Telecommunications--22.31%
-------------------------------------------------------------------------------
    800,000 Airgate PCS Inc., 0/13.500%, units,                         589,000
            10/1/2009(/4/)(/5/)
-------------------------------------------------------------------------------
    125,000 Colo.com, 13.875%, units, 3/15/2010(/1/)(/5/)               128,125
-------------------------------------------------------------------------------
    500,000 FLAG Telecom Holdings Limited, 11.625%,                     475,000
            3/30/2010(/1/)
-------------------------------------------------------------------------------
    500,000 Global Crossing Holdings Ltd., 9.125%,                      477,500
            11/15/2006(/1/)
-------------------------------------------------------------------------------
  1,250,000 GT Group Telecom Inc., 0/13.250%, units,                    693,750
            2/1/2010(/1/)(/4/)(/5/)
-------------------------------------------------------------------------------
    500,000 Leap Wireless International, Inc., 12.500%, units,          502,500
            4/15/2010(/1/)(/5/)
-------------------------------------------------------------------------------
    500,000 Level 3 Communications, Inc., 11.000%, 3/15/2008(/1/)       480,000
-------------------------------------------------------------------------------
    500,000 MGC Communications, Inc., 13.000%, 10/1/2004                517,500
-------------------------------------------------------------------------------
    500,000 Rhythms NetConnections Inc., 14.000%, 2/15/2010(/1/)        432,500
-------------------------------------------------------------------------------
            Total                                                     4,295,875
-------------------------------------------------------------------------------
            Total Corporate Bonds (Cost $18,723,183)                 18,164,625
-------------------------------------------------------------------------------
 Demand Notes(/3/)--0.56%
-------------------------------------------------------------------------------
     57,208 Wisconsin Corporate Central Credit Union Demand Note,        57,208
            5.8025%
-------------------------------------------------------------------------------
     51,168 American Family Home Insurance Demand Note, 5.7704%          51,168
-------------------------------------------------------------------------------
            Total Demand Note (Cost $108,376)                           108,376
-------------------------------------------------------------------------------

See Notes to the Financial Statements.

  Number
 of Shares                                                    Value
----------------------------------------------------------------------
 Common Stocks--0.0%
----------------------------------------------------------------------
           Cable TV
----------------------------------------------------------------------
    500    Optel, Inc.(/2/)(/6/)                           $        68
----------------------------------------------------------------------
           Total Common Stocks (Cost $2)                            68
----------------------------------------------------------------------
           TOTAL INVESTMENTS--94.91% (Cost $18,831,561)     18,273,069
----------------------------------------------------------------------
           Other Assets in Excess of Liabilities-- 5.09%       979,969
----------------------------------------------------------------------
           TOTAL NET ASSETS--100.0%                        $19,253,038
----------------------------------------------------------------------

(1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At March 31, 2000, these securities amounted to $4,680,000 which represents 24.31% of net assets.
(2) Non-income producing security.
(3) Variable rate security. The rate listed is as of March 31, 2000.
(4) Denotes a step feature, with the rate representing the future coupon.
(5) Consisting of bonds and warrants.
(6) This security has been deemed illiquid based upon criteria approved by the Fund's Board of Directors.

See Notes to the Financial Statements.

BATTERY PARK/SM/ HIGH YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000 (UNAUDITED)

Assets:
-------------------------------------------------------------------------------
Investments, at value (cost $18,831,561)                           $18,273,069
-------------------------------------------------------------------------------
Receivable for investments sold                                        505,917
-------------------------------------------------------------------------------
Interest receivable                                                    440,419
-------------------------------------------------------------------------------
Deferred organizational costs                                           72,688
-------------------------------------------------------------------------------
Receivable from investment adviser                                      23,671
-------------------------------------------------------------------------------
Other assets                                                            14,096
-------------------------------------------------------------------------------
 Total assets                                                       19,329,860
-------------------------------------------------------------------------------
Liabilities:
-------------------------------------------------------------------------------
Payable to distributor                                     $ 3,451
-------------------------------------------------------------------------------
Payable for shareholder redemptions                         17,027
-------------------------------------------------------------------------------
Distributions to shareholders                                5,920
-------------------------------------------------------------------------------
Accrued expenses                                            50,424
-------------------------------------------------------------------------------
 Total liabilities                                                      76,822
-------------------------------------------------------------------------------
Net Assets                                                         $19,253,038
-------------------------------------------------------------------------------
Net Assets Consist of:
-------------------------------------------------------------------------------
Capital stock (par value $.001, 200,000,000 shares
 authorized)                                                       $22,755,353
-------------------------------------------------------------------------------
Net unrealized appreciation/(depreciation) of investments             (558,492)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments                        (3,003,362)
-------------------------------------------------------------------------------
Undistributed net investment income                                     59,539
-------------------------------------------------------------------------------
 Total Net Assets                                                  $19,253,038
-------------------------------------------------------------------------------
Class A:
-------------------------------------------------------------------------------
Net assets                                                         $ 2,643,291
-------------------------------------------------------------------------------
Shares outstanding (par value $.001, 25,000,000 shares
 authorized)                                                           297,136
-------------------------------------------------------------------------------
Net asset value and redemption price per share                           $8.90
-------------------------------------------------------------------------------
Maximum offering price per share (100/95.50 of
 $8.90)(/1/)                                                             $9.32
-------------------------------------------------------------------------------
Class Y:
-------------------------------------------------------------------------------
Net assets                                                         $16,609,747
-------------------------------------------------------------------------------
Shares outstanding (par value $.001, 25,000,000 shares
 authorized)                                                         1,866,604
-------------------------------------------------------------------------------
Net asset value, offering and redemption price per share                 $8.90
-------------------------------------------------------------------------------

(1) See "Description of Classes--Class A Shares" in the Prospectus.

See Notes to the Financial Statements.

BATTERY PARK/SM/ HIGH YIELD FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

Investment Income:
------------------------------------------------------------------------------
Interest income                                                    $1,259,070
------------------------------------------------------------------------------
 Total investment income                                            1,259,070
------------------------------------------------------------------------------
Expenses:
------------------------------------------------------------------------------
Investment advisory fee                                  $ 76,071
------------------------------------------------------------------------------
Shareholder servicing and accounting fees and expenses     39,821
------------------------------------------------------------------------------
Administration fees                                        24,303
------------------------------------------------------------------------------
Amortization of organization costs                         21,972
------------------------------------------------------------------------------
Professional fees                                          20,577
------------------------------------------------------------------------------
Federal and state registration fees                         8,077
------------------------------------------------------------------------------
Directors' fees                                            17,059
------------------------------------------------------------------------------
Reports to shareholders                                     8,289
------------------------------------------------------------------------------
Distribution fee--Class A                                   4,452
------------------------------------------------------------------------------
Custody fees                                                5,333
------------------------------------------------------------------------------
Miscellaneous expenses                                      1,082
------------------------------------------------------------------------------
 Total expenses before waiver and reimbursement           227,036
------------------------------------------------------------------------------
Less: Waiver of expenses and reimbursement from Adviser  (105,551)
------------------------------------------------------------------------------
 Net expenses                                                         121,485
------------------------------------------------------------------------------
   Net Investment Income                                            1,137,585
------------------------------------------------------------------------------
Realized and Unrealized Gain/(Loss) on Investments:
------------------------------------------------------------------------------
Net realized (loss) on investments                                   (474,459)
------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) of
 investments                                                          325,215
------------------------------------------------------------------------------
 Net (loss) on investments                                           (149,244)
------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $  988,341
------------------------------------------------------------------------------

See Notes to the Financial Statements.

BATTERY PARK/SM/ HIGH YIELD FUND
STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months Ended
                                            March 31, 2000      Year Ended
                                             (Unaudited)    September 30, 1999
------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------
Net investment income                        $ 1,137,585       $ 2,133,603
------------------------------------------------------------------------------
Net realized gain/(loss) on investments         (474,459)       (2,518,357)
------------------------------------------------------------------------------
Net change in unrealized appreciation/
(depreciation) of investments                    325,215           668,967
------------------------------------------------------------------------------
 Net increase in net assets resulting
  from operations                                988,341           284,213
------------------------------------------------------------------------------
Capital Share Transactions:
------------------------------------------------------------------------------
Shares sold                                    4,414,533        14,523,060
------------------------------------------------------------------------------
Shares issued to holders in reinvestment
of dividends                                   1,074,933         2,844,210
------------------------------------------------------------------------------
Shares redeemed                              (10,160,298)      (10,569,979)
------------------------------------------------------------------------------
  Net increase/(decrease) in net assets
  resulting from capital share
  transactions                                (4,670,832)        6,797,291
------------------------------------------------------------------------------
Distributions to Class A Shareholders:
------------------------------------------------------------------------------
From net investment income                      (168,200)         (418,082)
------------------------------------------------------------------------------
From net realized gains                               --          (188,112)
------------------------------------------------------------------------------
 Total distributions to Class A
  shareholders                                  (168,200)         (606,194)
------------------------------------------------------------------------------
Distributions to Class Y Shareholders:
------------------------------------------------------------------------------
From net investment income                      (973,384)       (1,795,488)
------------------------------------------------------------------------------
From net realized gains                               --          (654,910)
------------------------------------------------------------------------------
 Total distributions to Class Y
  shareholders                                  (973,384)       (2,450,398)
------------------------------------------------------------------------------
   Total increase/(decrease) in net assets    (4,824,075)        4,024,912
------------------------------------------------------------------------------
Net Assets:
------------------------------------------------------------------------------
Beginning of year                             24,077,113        20,052,201
------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $59,539 and $63,539,
respectively)                                $19,253,038       $24,077,113
------------------------------------------------------------------------------

See Notes to the Financial Statements.

BATTERY PARK/SM/ HIGH YIELD FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       Year Ended
                                                      September 30,
                               Six Months Ended  -------------------------
                                March 31, 2000
                                 (Unaudited)      1999     1998     1997(/1/)
--------------------------------------------------------------------------------
Per Share Data:
--------------------------------------------------------------------------------
Net asset value, beginning of                     $10.10   $11.40   $10.00
 period                             $ 9.00
--------------------------------------------------------------------------------
Income from investment
 operations:
--------------------------------------------------------------------------------
Net investment income                 0.42          0.80     0.89     0.84
--------------------------------------------------------------------------------
Net realized and unrealized
 gain/(loss) on investments          (0.08)        (0.72)   (0.70)    1.40
--------------------------------------------------------------------------------
Total from investment
 operations                           0.34          0.08     0.19     2.24
--------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------
Dividends from net investment
 income                              (0.44)        (0.79)   (0.91)   (0.84)
--------------------------------------------------------------------------------
Distributions from net
 realized gains                        --          (0.39)   (0.58)      --
--------------------------------------------------------------------------------
Total distributions                  (0.44)        (1.18)   (1.49)   (0.84)
--------------------------------------------------------------------------------
Net asset value, end of
 period                             $ 8.90       $  9.00  $ 10.10  $ 11.40
--------------------------------------------------------------------------------

Total Return(/2/)                     3.80%(/4/)    0.77%    1.50%   23.13%(/4/)
--------------------------------------------------------------------------------
Supplemental Data and Ratios:
--------------------------------------------------------------------------------
Ratios of net expenses to
 average net assets:
--------------------------------------------------------------------------------
 Before expense reimbursement         2.12%*        2.22%    2.92%    4.04%*
--------------------------------------------------------------------------------
 After expense reimbursement          1.25%*        1.25%    1.25%    1.25%*
--------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets:
--------------------------------------------------------------------------------
 Before expense reimbursement         8.67%*        7.33%    6.77%    5.87%*
--------------------------------------------------------------------------------
 After expense reimbursement          9.54%*        8.30%    8.44%    8.66%*
--------------------------------------------------------------------------------
Net assets, in thousands, end
 of period                          $2,643       $ 4,211  $ 3,894  $ 1,829
--------------------------------------------------------------------------------
Portfolio turnover rate(/3/)           149%          178%     190%     236%
--------------------------------------------------------------------------------

 * Computed on an annualized basis.
(1) Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997. For the period from September 16, 1996 (start of business) to October 27, 1996, the investment income was distributed to the Fund's Adviser.
(2) Based on net asset value, which does not reflect the sales charge.
(3) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(4) Not annualized.

See Notes to the Financial Statements.

BATTERY PARK/SM/ HIGH YIELD FUND
FINANCIAL HIGHLIGHTS--CLASS Y SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       Year Ended
                                                      September 30,
                              Six Months Ended   -------------------------
                               March 31, 2000
                                (Unaudited)       1999     1998     1997(/1/)
--------------------------------------------------------------------------------
Per Share Data:
--------------------------------------------------------------------------------
Net asset value, beginning          $9.01         $10.10   $11.40   $10.00
 of period
--------------------------------------------------------------------------------
Income from investment
 operations:
--------------------------------------------------------------------------------
Net investment income                0.47           0.76     0.93     0.86
--------------------------------------------------------------------------------
Net realized and unrealized
 gain/(loss) on investments         (0.12)         (0.64)   (0.71)    1.40
--------------------------------------------------------------------------------
Total from investment
 operations                          0.35           0.12     0.22     2.26
--------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------
Dividends from net
 investment income                  (0.46)         (0.82)   (0.94)   (0.86)
--------------------------------------------------------------------------------
Distributions from net
 realized gains                       --           (0.39)   (0.58)      --
--------------------------------------------------------------------------------
Total distributions                 (0.46)         (1.21)   (1.52)   (0.86)
--------------------------------------------------------------------------------
Net asset value, end of
 period                             $8.90         $ 9.01   $10.10   $11.40
--------------------------------------------------------------------------------
Total Return(/2/)                    3.82%(/4/)     1.13%    1.76%   23.41%(/4/)
--------------------------------------------------------------------------------
Supplemental Data and
 Ratios:
--------------------------------------------------------------------------------
Ratios of net expenses to
 average net assets:
--------------------------------------------------------------------------------
 Before expense
  reimbursement                      1.87%*         1.83%    2.67%    3.87%*
--------------------------------------------------------------------------------
 After expense reimbursement         1.00%*         1.00%    1.00%    1.00%*
--------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets:
--------------------------------------------------------------------------------
 Before expense
  reimbursement                      8.92%*         7.72%    6.96%    5.86%*
--------------------------------------------------------------------------------
 After expense reimbursement         9.79%*         8.55%    8.63%    8.73%*
--------------------------------------------------------------------------------
Net assets, in thousands,
 end of period                    $16,610        $19,866  $16,158  $13,361
--------------------------------------------------------------------------------
Portfolio turnover rate(/3/)          149%           178%     190%     236%
--------------------------------------------------------------------------------

 * Computed on an annualized basis.
(1) Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997. For the period from September 16, 1996 (start of business) to October 27, 1996, the investment income was distributed to the Fund's Adviser.
(2) Based on net asset value, which does not reflect the sales charge.
(3) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(4) Not annualized.

See Notes to the Financial Statements.

Battery Park/SM/ High Yield Fund
Notes to Financial Statements
March 31, 2000 (Unaudited)

1. ORGANIZATION

Battery Park Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-ended management investment company. The Company consists of one portfolio. The financial statements included herein are only those of Battery Park High Yield Fund (the "Fund"), a diversified portfolio. The Fund offers two classes of shares: Class A Shares and Class Y Shares. The Fund's investment objective is to provide shareholders with high total return, consisting of current income and capital appreciation.

Organizational expenses of $213,984 and $13,290 were borne initially by Nomura Corporate Research and Asset Management Inc., the Fund's investment adviser (the "Adviser"), and Federated Services Company ("FServ"), respectively. The Fund has reimbursed the Adviser and FServ for these expenses. These expenses are being amortized over the period of benefit, but not to exceed sixty months.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS. Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available and securities which are restricted as to resale are valued at fair value under criteria established by the Board of Directors.

INCOME AND EXPENSES. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). The Fund is charged expenses directly such as advisory, administration and certain shareholder service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily prior to the determination of net asset value on that day and paid monthly. Distributions of net realized capital gains, if any, are declared at least annually.

FEDERAL INCOME TAXES. Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the day following the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value under criteria established by the Board of Directors.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment transactions are accounted for on the trade date.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                               Six Months Ended
                                March 31, 2000          Year Ended
                                 (Unaudited)        September 30, 1999
-------------------------------------------------------------------------
Class A                        Amount      Shares     Amount     Shares
-------------------------------------------------------------------------
Shares sold                  $   120,907    13,254  $4,099,371   423,413
-------------------------------------------------------------------------
Shares issued to holders in
 reinvestment of dividends        93,303    10,233     391,608    40,900
-------------------------------------------------------------------------
Shares redeemed               (1,792,134) (194,037) (3,709,854) (382,197)
-------------------------------------------------------------------------
 Net increase/(decrease)     $(1,577,924) (170,550) $  781,125    82,116
-------------------------------------------------------------------------

                               Six Months Ended
                                March 31, 2000           Year Ended
                                 (Unaudited)         September 30, 1999
---------------------------------------------------------------------------
Class Y                        Amount      Shares     Amount      Shares
---------------------------------------------------------------------------
Shares sold                  $ 4,293,626   470,245  $10,423,689  1,073,578
---------------------------------------------------------------------------
Shares issued to holders in
 reinvestment of dividends       981,629   107,537    2,452,602    256,844
---------------------------------------------------------------------------
Shares redeemed               (8,368,163) (916,844)  (6,860,125)  (724,703)
---------------------------------------------------------------------------
 Net increase/(decrease)     $(3,092,908) (339,062) $ 6,016,166    605,719
---------------------------------------------------------------------------

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE. Nomura Corporate Research and Asset Management Inc., the Fund's investment adviser (the "Adviser"), is entitled to receive for its services an annual investment advisory fee equal to 0.65% of the Fund's average daily net assets. Pursuant to an Expense Waiver and Reimbursement Agreement dated as of November 29, 1999, the Adviser has agreed to waive its entire fee and reimburse certain operating expenses of the Fund to ensure expenses do not exceed 1.25% and 1.00% of average daily net assets for class A and class Y shares, respectively, for the fiscal year of the Fund beginning October 1, 1999 and ending September 30, 2000. At October 1, 2000, the Adviser may in its discretion agree to continue, modify or discontinue this waiver and reimbursement agreement. For the period ended March 31, 2000, the Adviser has waived fees and reimbursed expenses in the amount of $105,551.

DISTRIBUTION SERVICES FEE. The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Nomura Securities International, Inc. (the "Distributor"), from the net assets of the Fund's Class A shares to finance activities intended to result in the sale of the Fund's Class A shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Class A shares annually to compensate the Distributor. The Distributor may voluntarily choose to waive any portion of its fee. The Distributor can modify or terminate any such voluntary waiver at any time at its sole discretion.

AGREEMENTS. Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund. Certain officers of Firstar are also officers of the Fund, and are not compensated by the Fund.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended March 31, 2000, were as follows:


----------------------
Purchases  $32,624,384
----------------------
Sales      $36,783,388
----------------------

At March 31, 2000, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:


------------------------------------------------------
Appreciation                                $ 241,566
------------------------------------------------------
(Depreciation)                              $(800,058)
------------------------------------------------------
Net unrealized depreciation on investments  $(558,492)
------------------------------------------------------

At March 31, 2000, the cost of investments for federal income tax purposes was $18,831,561.

Directors                            Officers
--------------------------------------------------------------------------------
Francis L. Fraenkel                  Robert Levine
Robert Levine                          Chairman and President
Frank K. Reilly                      Richard A. Buch
Jennie Wong                            Vice President
                                     Jennie Wong
                                       Treasurer
                                     Patrick D. Sweeney
                                       Secretary
                                     Freddie Jacobs, Jr.
                                       Assistant Treasurer, Assistant Secretary




This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its investment objective and policies, management fees, expenses and other information.

Nomura Securities
International, Inc.
Distributor
2 World Financial Center
Building B
New York, NY 10281-1198

Cusip 07132Q108
Cusip 07132Q207


BATTERY PARK/SM/
HIGH YIELD FUND

SEMI-ANNUAL REPORT



MARCH 31, 2000

Nomura Corporate Research
and Asset Management Inc.
Investment Adviser
2 World Financial Center
Building B
New York, NY 10281-1198